UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2011

Date of Report (Date of Earliest Event Reported)

Commission file number:  333-170100

OnCure Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-5211697 (I.R.S. Employer Identification Number)

188 Inverness Drive West, Suite 650

Englewood, Colorado 80112

(303) 643-6500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On November 2, 2011, the Board of Directors (the “Board”) of OnCure Holdings, Inc. (the “Company”) approved the adoption of a form of Indemnification Agreement for directors and executive officers of the Company and its subsidiaries (the “Indemnification Agreement”).

The Indemnification Agreement requires the Company, to the fullest extent permitted by Delaware law, and subject to certain exceptions specified in the Indemnification Agreement, to indemnify the director or officer party thereto (the “Indemnitee”), if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (as defined in the Indemnification Agreement) by reason of (or arising in part out of) any event or occurrence related to the fact that the Indemnitee (i) is or was or has agreed to become a director of the Company or (ii) is or was an officer, employee, agent or fiduciary of the Company or any of its wholly-owned subsidiaries, or (iii) is or was serving at the request of the Company as an officer, employee, agent or fiduciary of another entity, against all Expenses (as defined in the Indemnification Agreement), judgments, fines and amounts paid in settlements, actually and reasonably incurred by the Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding.

The foregoing description is qualified in its entirety by reference to the terms of the Form of Indemnification Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.                  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2011, the Company appointed James D. Nadauld as interim President and Chief Executive Officer, to serve in such capacity until the Board of Directors completes a search for a replacement President and Chief Executive Officer.

Mr. Nadauld has served on the Company’s Board since 2006 and was appointed Chairman of the Board on August 31, 2011.  Mr. Nadauld will not receive any compensation from the Company for serving as interim President and Chief Executive Officer.

Item 9.01.                  Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description

10.1	Form of Indemnification Agreement with Directors and Executive Officers of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2011

ONCURE HOLDINGS, INC.

	By:	/s/ Timothy A. Peach
Name: Timothy A. Peach
Title: Chief Financial Officer

Exhibit Index

Exhibits	Description

10.1	Form of Indemnification Agreement with Directors and Executive Officers of the Company